UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 29, 2017
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)
(212) 297-1000
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Financial Statements of Operating Partnership
 GPT Operating Partnership LP (the “Operating Partnership”) is disclosing certain financial and related information. Gramercy Property Trust (the “Company”) is the sole general partner of the Operating Partnership. The Company is the 100.0% owner of the Operating Partnership, except that, as of March 31, 2017 and December 31, 2016, third-party holders of limited partnership interests owned approximately 0.40% and 0.46%, respectively, of the Operating Partnership. The Operating Partnership’s consolidated financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Financial Statements of GPT Operating Partnership LP as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014
99.3	Condensed Consolidated Financial Statements of GPT Operating Partnership LP as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2017 and 2016
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

Date:	June 29, 2017	By:	/s/ Jon W. Clark
		Name:	Jon W. Clark
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Financial Statements of GPT Operating Partnership LP as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015, and 2014
99.3	Condensed Consolidated Financial Statements of GPT Operating Partnership LP as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2017 and 2016
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016

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